CLAYMORE EXCHANGE-TRADED FUND TRUST

                             CLAYMORE/LGA GREEN ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUND:

Items 3 and 4 in the "Index Construction" section in the Prospectus for the Fund are hereby deleted and replaced with the following, and the remaining items in that section are hereby renumbered accordingly:

         3. Each company is ranked using a quantitative rules-based methodology that includes composite scoring of several environment-oriented, multi-factor filters, and is sorted from highest to lowest.

         4. Companies are weighted in the Eco*IndexTM by combining the weight of the company's industry peer group within the S&P 500 with an assigned weight of the company within its industry peer group. This provides overall sector neutrality relative to the S&P 500 while providing greater weighting to companies with better environmental performance.

         5. Each company's assigned weight within their industry peer group is determined by their environmental ranking (as determined by the Index Provider's methodology set forth above) within the industry peer group, so that an Eco*Index(TM) company with a higher environmental ranking is weighted more heavily than an industry peer company with a lower ranking.

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


November 30, 2007